UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CANDEL THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! CANDEL THERAPEUTICS, INC. 2026 Annual Meeting Vote by June 22, 2026 11:59 PM ET You invested in CANDEL THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 23, 2026. Get informed before you vote View the Notice & Proxy Statement, and the 2025 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 02, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyVote.com, (2) call 1-800-579-1639 or (3) send and email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 23, 2026 10:00 AM EDT via internet www.virtualshareholdermeeting.com/CADL2026 *If you choose to vote these share in person a the meeting, you must request a “legal proxy” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. CANDEL THERAPEUTICS, INC. 2026 Annual Meeting Vote by June 22, 2026 11:59 PM ET Voting Items 1. Election of Class II Directors Nominees: 01 Edward J. Benz, Jr. 02 Paul B. Manning 03 Maha Radhakrishnan 04 Paul Peter Tak 2. Ratification of the appointment of KPMG LLP as Candel Therapeutics, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For